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                                                                    EXHIBIT 23.1
                          INDEPENDENT AUDITOR'S CONSENT

GENERAL DYNAMICS CORPORATION:

         We consent to the use of our report incorporated by reference into this Registration Statement on Form S-8 of General Dynamics Corporation. Our report refers to a change in accounting for goodwill and other intangible assets.

 August 12, 2003


/s/ KPMG LLP

McLean, Virginia